Post Employment Benefits - Additional Information (Detail)	12 Months Ended
Dec. 31, 2018 EUR (€) Years
Disclosure of net defined benefit liability (asset) [abstract]
Employee contributions | €	€ 0
Mortality rate for men	5
Mortality rate for women	5
Actuarial assumption of withdrawal rate each year	5.00%
Actuarial assumption of retirement age	65
Yearly inflation rate	1.80%
Actuarial assumption of yearly salary raise above inflation	1.50%
Actuarial assumption of yearly discount rates	2.20%
Percentage of reasonably possible increase decrease in actuarial assumption description	If the discount rate would decrease with 0,5% then, the defined benefit obligation would increase with 5,5%. Reversely if the discount rate would increase with 0,5% then the defined benefit obligation would decrease with 3,5%.
Expected contributions to pension benefit plans | €	€ 200,000